UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 3, 2006
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Asset Purchase Agreement, dated November 3, 2006
Ex-99.1 Press Release dated November 6, 2006

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.
Asset Purchase Agreement
          On November 3, 2006, Brooks Automation, Inc. (“Brooks”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Applied Materials, Inc. (“Applied”), a Delaware corporation. Under the terms of the Purchase Agreement, Brooks will divest and sell its software division, Brooks Software, to Applied for $125 million in cash consideration. Brooks will transfer to Applied substantially all of its assets primarily related to Brooks Software, including the stock of several subsidiaries engaged only in the business of Brooks Software, and Applied will assume certain liabilities related to Brooks Software. Brooks made representations and warranties regarding Brooks Software in the Purchase Agreement, and the Purchase Agreement provides for certain rights of indemnification for breaches of those representations and warranties.
          Completion of the transaction is subject to several conditions, including expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and clearance under any applicable foreign antitrust laws, and other customary closing conditions. Brooks expects to close the transaction during the fourth calendar quarter of 2006 or the first calendar quarter of 2007.
          The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Purchase Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Brooks or Applied or any of their respective subsidiaries.
          The foregoing summary of the proposed transaction and the Purchase Agreement is subject to, and qualified in its entirety by, the Purchase Agreement and the press release, dated November 6, 2006, issued by Brooks, attached as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.
          Applied Materials is among Brooks’ largest customers for manufacturing equipment products.
Forward-Looking Statements
          This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the transactions contemplated by the Purchase Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Purchase Agreement to satisfy the conditions to closing specified in the Purchase Agreement. More information about Brooks and risks related to Brooks’ business are detailed in Brook’s most recent annual report on Form 10-K for the fiscal year ended September 30, 2005, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Brooks does not undertake an obligation to update forward-looking statements.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

2.1*	Asset Purchase Agreement between Applied Materials, Inc. and Brooks Automation, Inc. dated November 3, 2006.

99.1	Press Release dated November 6, 2006.
* Exhibits and schedules to this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: November 9, 2006

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement between Applied Materials, Inc. and Brooks Automation, Inc. dated November 3, 2006.

99.1	Press Release dated November 6, 2006.
* Exhibits and schedules to this exhibit have been omitted and will be furnished supplementally to the Securities and Exchange commission upon request.